Exhibit 99.1

Bar Harbor Bankshares Reports Second Quarter 2024 Results; Declares Dividend

BAR HARBOR, MAINE – July 18, 2024 - Bar Harbor Bankshares (NYSE American: BHB) (the “Company”) reported second quarter 2024 GAAP net income of $10.3 million and $0.67 per diluted share and core (Non-GAAP) net income of $10.0 million or $0.66 per diluted share compared to GAAP and core (Non-GAAP) net income $10.8 million or $0.71 per diluted share in the same quarter of 2023.

SECOND QUARTER 2024 HIGHLIGHTS

•	Return on assets of 1.04%
•	Commercial loan growth of 14% annualized
•	Net interest margin (“NIM”) of 3.09%
•	Non-accruing loans to total loans ratio of 0.20%
•	14% growth in trust and investment fee income

Bar Harbor Bankshares’ President and Chief Executive Officer, Curtis C. Simard, stated, “We delivered another solid quarter, demonstrating our commitment to consistent, sustainable long-term performance. Our continued perseverance is seen in our results as we have been able to defend our NIM relative to our peers. Our wealth management team continues to perform well with strong client retention and new client acquisitions of over $100.0 million which will fund over the next several quarters.  I am proud of our teamwork, dedication to risk management, and purposeful expense control, which when paired with our strong calling culture will continue to drive our success in the second half of the year.”

DIVIDEND DECLARED

The Board of Directors of the Company voted to declare a cash dividend of $0.30 per share to shareholders of record at the close of business on August 15, 2024 payable on September 13, 2024.  This dividend equates to a 4.46% annualized yield based on the $26.88 closing share price of the Company’s common stock on June 28, 2024, the last trading day of the second quarter 2024.

FINANCIAL CONDITION (June 30, 2024 compared to March 31, 2024)

Total assets grew $75.2 million at the end of the second quarter 2024 compared to the first quarter 2024 primarily due to loan growth and higher cash balances, partially offset by lower securities available for sale at the end of the second quarter.

Total cash and cash equivalents were $101.8 million, compared to $76.2 million at end of the first quarter 2024. Interest-earning deposits held with other banks totaled $62.2 million compared to $45.4 million at end of the first quarter and yielded 5.65% and 5.88%, respectively.

Total loans grew $52.5 million or 7% on an annualized basis. Commercial loans grew by $68.6 million or 14% annualized primarily driven by a $59.9 million, or 15% increase in commercial real estate and a $8.7 million, or 8%, increase in commercial and industrial loans. Residential loans decreased by $18.5 million, or 8% annualized, compared to the first quarter 2024 as we continue to focus on our held-for-sale mortgage business and allocate portfolio balances to higher yielding commercial loans.  Consumer loans increased $3.9 million, or 16% annualized, driven by new home equity line originations in the second quarter 2024.

Securities available for sale decreased to $512.9 million compared to $527.6 million in the first quarter 2024 driven by pay downs of $22.0 million, called securities of $3.5 million, matured securities of $3.0 million and net amortization of $408 thousand, partially offset by security purchases of $18.1 million. Federal Home Loan Bank (“FHLB”) stock increased to $14.8 million in the second quarter 2024 compared to $10.0 million in the first quarter 2024 driven by higher FHLB borrowings. Fair value adjustments decreased the security portfolio by $68.5 million at quarter-end of this quarter compared to $64.9 million at the end of the first quarter. The weighted average yield of the total securities portfolio for the second quarter 2024 was 4.00% compared to 4.02% at the end of the previous quarter primarily due to a run-off of lower coupon fixed-rate securities. As of the end of the first and second quarters 2024, respectively, our securities portfolio maintained an average life of nine years with an effective duration of five years and all securities remain classified as available for sale to provide flexibility in asset funding and other opportunities as they arise.

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The allowance for credit losses increased $500 thousand to $28.9 million at the end of the second quarter 2024 compared to $28.4 million at the end of the first quarter 2024.  Our allowance for credit losses continues to be driven by a combination of portfolio loan growth, nominal credit movement and general macroeconomic trends.  Non-accruing loans decreased during the second quarter 2024 to $6.3 million from $6.9 million in the first quarter 2024. Charge-offs and specific reserves on non-accruing loans continue to be nominal, supported by relatively strong collateral values.

Total deposits remained at $3.1 billion at the end of the second quarter 2024. We continued to see a shift from non-maturity deposits to certificate of deposit accounts (“CDs”), as CDs increased $23.9 million in the second quarter versus the first quarter 2024. The increase was primarily driven by $6.8 million in personal CDs, $6.4 million in brokered deposits, $6.3 million in non-personal CDs, and $4.4 million in Certificate of Deposit Account Registry Service, also known as CDARS, deposits. Non-maturity deposits decreased 2% on an annualized basis or $10.6 million. Senior borrowings increased $59.9 million to $329.3 million from the first quarter 2024 driven by funding loan growth and liquidity.

The Company's book value per share was $28.81 as of June 30, 2024 compared to $28.64 as of March 31, 2024.  Unrealized losses on securities, net of taxes, reduced book value per share by $3.44 and $3.26 at the end of those respective periods.  Tangible book value per share (Non-GAAP) was $20.68 at the end of the second quarter 2024, compared to $20.48 at the end of the first quarter 2024.

RESULTS OF OPERATIONS (June 30, 2024 compared to June 30, 2023)

Net interest margin was 3.09% compared to 3.22% in the second quarter 2023. The decrease was primarily driven by higher cost of funds, partially offset by lower borrowing costs. The yield on loans grew 42 basis points to 5.41% in the second quarter 2024, up from 4.99% in the same quarter 2023.  Costs of interest-bearing deposits increased to 2.35% from 1.45% in the second quarter 2023 driven by the competitive pricing within the interest rate environment and change in deposit mix as we continue to experience a shift from non-maturity deposits to CDs. Borrowings decreased $69.5 million from the second quarter 2023 compounded with a 16 basis point decrease in yields on interest bearing liabilities to 4.57% in the second quarter 2024.

Total interest and dividend income increased by 9.2% to $46.8 million in the second quarter 2023 primarily driven by the repricing of adjustable-rate loans and originations of higher fixed-rate loans within the commercial portfolio. The yield on commercial real estate loans grew to 5.61% at the end of the second quarter 2024 from 5.21% in the second quarter 2023. Commercial and industrial yield grew to 6.76% at the end of the second quarter 2024 compared to 6.42% at the end of the second quarter 2023. Yields on earning assets continue to grow to 5.18% compared to 4.77% in the second quarter 2023.

The provision for credit losses was $585 thousand compared to $750 thousand in the second quarter 2023 as net charge-offs to total loans continue to remain nominal. Credit quality continues to be strong as non-accruing loans to total loans was 0.20% at the end of the second quarter 2024 compared to 0.22% in the second quarter 2023. Total delinquent and non-accruing loans to total loans was 0.30% at the end of the second quarter 2024 to compared to 0.33% in the second quarter 2023.

Non-interest income was $9.6 million in the second quarter 2024 compared to $9.0 million in the same quarter 2023. Wealth management income grew 10% to $4.2 million compared to $3.8 million in the in the second quarter 2023.  Assets under management grew 12% in the second quarter 2024 to $2.6 billion from $2.3 billion in the second quarter 2023 driven by higher security valuations and a 2% growth in the managed accounts.  Mortgage banking income increased $180 thousand compared to the second quarter 2023 driven by increased margins on our held–for-sale mortgage business.

Non-interest expense was $24.0 million in the second quarter 2024 compared to $23.4 million in the second quarter 2023 driven by salary and benefits, and other expenses, partially offset by the gain on sale of our Avery Lane office and lower professional services fees.  Salary and benefit expenses increased 5%, or $637 thousand, from the comparative quarter 2023 driven in part by stock compensation due to increases in stock price and lower loan origination fee deferrals in the second quarter 2024. Other expenses increased to $4.4 million from $4.2 million in the second quarter 2023 primarily due to increases in charitable contributions to the community, software expenses, and debit and ATM card expenses.

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BACKGROUND

Bar Harbor Bankshares (NYSE American: BHB) is the parent company of its wholly-owned subsidiary, Bar Harbor Bank & Trust. Founded in 1887, Bar Harbor Bank & Trust is a true community bank serving the financial needs of its clients for over 135 years. Bar Harbor Bank & Trust provides full-service community banking with office locations in all three Northern New England states of Maine, New Hampshire and Vermont. For more information, visit www.barharbor.bank.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this release the words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements relating to Company’s balance sheet management, our credit trends, our overall credit performance, and the Company’s strategic plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (1) changes in general business and economic conditions on a national basis and in our markets throughout Northern New England; (2) changes in consumer behavior due to political, business, and economic conditions, including inflation and concerns about liquidity; (3) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated; (4) the impact of liquidity needs on our results of operations and financial condition; (5) changes in the size and nature of our competition; (6) the effect of interest rate increases on the cost of deposits; (7) unanticipated weakness in loan demand, pricing or collectability; (8) the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments; (9) operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, climate change, war, terrorism, civil unrest, and future pandemics; (10) lack of strategic growth opportunities or our failure to execute on available opportunities; (11) our ability to effectively manage problem credits; (12) our ability to successfully develop new products and implement efficiency initiatives on time and with the results projected; (13) our ability to retain executive officers and key employees and their customer and community relationships; (14) regulatory, litigation, and reputational risks and the applicability of insurance coverage; (15) changes in the reliability of our vendors, internal control systems or information systems; (16) the potential impact of climate change; (17) changes in legislation or regulation and accounting principles, policies, and guidelines; (18) reductions in the market value or outflows of wealth management assets under management; and (19) changes in the assumptions used in making such forward-looking statements. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. Because non-GAAP financial measures presented in this document are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP core earnings can be of substantial importance to the Company's results for any particular quarter or year. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company's GAAP financial information.

The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including

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gains/losses on securities, premises, equipment and other real estate owned, acquisition costs, restructuring costs, legal settlements, and systems conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense.

The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company's performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

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CONTACTS

Josephine Iannelli; EVP, Chief Financial Officer & Treasurer; (207) 288-3314

TABLE
INDEX	CONSOLIDATED FINANCIAL SCHEDULES (UNAUDITED)

A	Selected Financial Highlights
B	Balance Sheets
C	Loan and Deposit Analysis
D	Statements of Income
E	Statements of Income (Five Quarter Trend)
F	Average Yields and Costs
G	Average Balances
H	Asset Quality Analysis
I-J	Reconciliation of Non-GAAP Financial Measures (Five Quarter Trend) and Supplementary Data

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BAR HARBOR BANKSHARES

SELECTED FINANCIAL HIGHLIGHTS - UNAUDITED

	At or for the Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2024	2024	2023	2023	2023
PER SHARE DATA
Net earnings, diluted	$0.67	$0.66	$0.65	$0.73	$0.71
Core earnings, diluted (1)	0.66	0.66	0.68	0.73	0.71
Total book value	28.81	28.64	28.48	26.67	27.12
Tangible book value (1)	20.68	20.48	20.28	18.45	18.88
Market price at period end	26.88	26.48	29.36	23.63	24.64
Dividends	0.30	0.28	0.28	0.28	0.28

PERFORMANCE RATIOS (2)
Return on assets	1.04%	1.03%	1.00%	1.11%	1.10%
Core return on assets (1)	1.02	1.03	1.04	1.11	1.09
Pre-tax, pre-provision return on assets	1.36	1.32	1.34	1.49	1.47
Core pre-tax, pre-provision return on assets (1)	1.33	1.32	1.39	1.49	1.46
Return on equity	9.46	9.31	9.43	10.72	10.49
Core return on equity (1)	9.25	9.32	9.82	10.72	10.42
Return on tangible equity	13.44	13.25	13.65	15.65	15.28
Core return on tangible equity (1)	13.15	13.26	14.21	15.65	15.19
Net interest margin, fully taxable equivalent (1) (3)	3.09	3.14	3.17	3.18	3.22
Efficiency ratio (1)	62.96	62.91	61.38	58.59	60.25

FINANCIAL DATA (In millions)
Total assets	$4,034	$3,959	$3,971	$3,984	$4,029
Total earning assets (4)	3,726	3,663	3,664	3,687	3,716
Total investments	528	538	547	524	556
Total loans	3,064	3,012	2,999	2,993	3,007
Allowance for credit losses	29	28	28	28	27
Total goodwill and intangible assets	124	124	124	125	125
Total deposits	3,140	3,127	3,141	3,140	3,090
Total shareholders' equity	439	436	432	404	411
Net income	10	10	10	11	11
Core earnings (1)	10	10	10	11	11

ASSET QUALITY AND CONDITION RATIOS
Net charge-offs (recoveries)(5)/average loans	0.01%	0.01%	0.07%	—%	—%
Allowance for credit losses/total loans	0.94	0.94	0.94	0.94	0.91
Loans/deposits	98	96	95	95	97
Shareholders' equity to total assets	10.88	11.01	10.88	10.15	10.20
Tangible shareholders' equity to tangible assets	8.06	8.13	8.00	7.25	7.32

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in tables I-J for additional information.
(2)	All performance ratios are based on average balance sheet amounts, where applicable.
(3)	Fully taxable equivalent considers the impact of tax-advantaged investment securities and loans.
(4)	Earning assets includes non-accruing loans and interest-bearing deposits with other banks. Securities are valued at amortized cost.
(5)	Current quarter annualized.

A

BAR HARBOR BANKSHARES

CONSOLIDATED BALANCE SHEETS - UNAUDITED

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2024	2024	2023	2023	2023
Assets
Cash and due from banks	$39,673	$30,770	$42,221	$41,210	$46,532
Interest-earning deposits with other banks	62,163	45,449	52,621	81,606	77,253
Total cash and cash equivalents	101,836	76,219	94,842	122,816	123,785

Securities available for sale	512,928	527,603	534,574	509,453	538,178
Federal Home Loan Bank stock	14,755	9,960	12,788	14,834	17,784
Total securities	527,683	537,563	547,362	524,287	555,962

Loans held for sale	3,897	3,137	2,189	2,016	3,669

Total loans	3,064,181	3,011,672	2,999,049	2,992,791	3,007,480
Less: Allowance for credit losses	(28,855)	(28,355)	(28,142)	(28,011)	(27,362)
Net loans	3,035,326	2,983,317	2,970,907	2,964,780	2,980,118

Premises and equipment, net	51,628	47,849	48,287	47,790	47,412
Other real estate owned	—	—	—	—	—
Goodwill	119,477	119,477	119,477	119,477	119,477
Other intangible assets	4,404	4,637	4,869	5,102	5,335
Cash surrender value of bank-owned life insurance	81,221	80,642	80,037	79,469	78,967
Deferred tax asset, net	24,750	23,849	22,979	28,328	24,181
Other assets	83,978	82,285	79,936	89,876	89,641
Total assets	$4,034,200	$3,958,975	$3,970,885	$3,983,941	$4,028,547

Liabilities and shareholders' equity
Non-interest bearing demand	$553,067	$544,495	$569,714	$618,421	$602,667
Interest-bearing demand	882,068	888,591	946,978	929,481	911,488
Savings	544,980	551,493	553,963	572,271	588,769
Money market	359,208	365,289	370,242	361,839	351,762
Time	801,143	777,208	700,260	658,482	635,559
Total deposits	3,140,466	3,127,076	3,141,157	3,140,494	3,090,245

Senior borrowings	329,349	269,437	271,044	307,070	398,972
Subordinated borrowings	60,541	60,501	60,461	60,422	60,371
Total borrowings	389,890	329,938	331,505	367,492	459,343

Other liabilities	64,937	66,247	66,164	71,747	68,243
Total liabilities	3,595,293	3,523,261	3,538,826	3,579,733	3,617,831

Total shareholders’ equity	438,907	435,714	432,059	404,208	410,716
Total liabilities and shareholders’ equity	$4,034,200	$3,958,975	$3,970,885	$3,983,941	$4,028,547

Net shares outstanding	15,232	15,212	15,172	15,156	15,144

B

BAR HARBOR BANKSHARES

CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED

LOAN ANALYSIS

						Annualized
						Growth %
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Quarter	Year
(in thousands)	2024	2024	2023	2023	2023	to Date	to Date
Commercial real estate	$1,634,658	$1,574,802	$1,552,061	$1,548,835	$1,551,748	15%	11%
Commercial and industrial	421,297	412,567	400,169	391,347	388,430	8	11
Total commercial loans	2,055,955	1,987,369	1,952,230	1,940,182	1,940,178	14	11

Residential real estate	854,718	873,213	889,904	896,757	907,741	(8)	(7)
Consumer	99,776	95,838	97,001	95,160	96,947	16	6
Tax exempt and other	53,732	55,252	59,914	60,692	62,614	(11)	(21)
Total loans	$3,064,181	$3,011,672	$2,999,049	$2,992,791	$3,007,480	7%	4%

DEPOSIT ANALYSIS

						Annualized
						Growth %
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Quarter	Year
(in thousands)	2024	2024	2023	2023	2023	to Date	to Date
Non-interest bearing demand	$553,067	$544,495	$569,714	$618,421	$602,667	6%	(6)%
Interest-bearing demand	882,068	888,591	946,978	929,481	911,488	(3)	(14)
Savings	544,980	551,493	553,963	572,271	588,769	(5)	(3)
Money market	359,208	365,289	370,242	361,839	351,762	(7)	(6)
Total non-maturity deposits	2,339,323	2,349,868	2,440,897	2,482,012	2,454,686	(2)	(8)
Time	801,143	777,208	700,260	658,482	635,559	12	29
Total deposits	$3,140,466	$3,127,076	$3,141,157	$3,140,494	$3,090,245	2%	—%

C

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2024	2023	2024	2023
Interest and dividend income
Loans	$40,634	$36,917	$80,104	$71,477
Securities and other	6,204	5,964	12,557	11,755
Total interest and dividend income	46,838	42,881	92,661	83,232
Interest expense
Deposits	14,780	8,590	29,312	13,855
Borrowings	4,299	5,501	7,535	9,681
Total interest expense	19,079	14,091	36,847	23,536
Net interest income	27,759	28,790	55,814	59,696
Provision for credit losses	585	750	874	1,548
Net interest income after provision for credit losses	27,174	28,040	54,940	58,148
Non-interest income
Trust and investment management fee income	4,193	3,805	7,863	7,360
Customer service fees	3,737	3,774	7,447	7,451
Gain on sales of securities, net	50	—	50	34
Mortgage banking income	558	378	815	657
Bank-owned life insurance income	583	503	1,144	1,651
Customer derivative income	168	83	168	215
Other income	344	437	732	796
Total non-interest income	9,633	8,980	18,219	18,164
Non-interest expense
Salaries and employee benefits	13,860	13,223	27,108	25,994
Occupancy and equipment	4,382	4,392	8,855	8,806
Gain on sales of premises and equipment, net	(248)	(86)	(263)	(99)
Outside services	462	424	800	780
Professional services	238	355	638	781
Communication	192	175	381	337
Marketing	521	476	1,088	885
Amortization of intangible assets	233	233	466	466
Acquisition, conversion and other expenses	—	—	20	20
Provision for unfunded commitments	—	45	(185)	(130)
Other expenses	4,378	4,155	8,798	8,256
Total non-interest expense	24,018	23,392	47,706	46,096
Income before income taxes	12,789	13,628	25,453	30,216
Income tax expense	2,532	2,837	5,101	6,413
Net income	$10,257	$10,791	$20,352	$23,803

Earnings per share:
Basic	$0.67	$0.71	$1.34	$1.57
Diluted	0.67	0.71	1.33	1.57

Weighted average shares outstanding:
Basic	15,227	15,139	15,213	15,125
Diluted	15,275	15,180	15,273	15,186

D

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend) - UNAUDITED

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands, except per share data)	2024	2024	2023	2023	2023
Interest and dividend income
Loans	$40,634	$39,470	$39,531	$38,412	$36,917
Securities and other	6,204	6,353	6,284	6,723	5,964
Total interest and dividend income	46,838	45,823	45,815	45,135	42,881
Interest expense
Deposits	14,780	14,532	12,962	11,415	8,590
Borrowings	4,299	3,236	4,060	4,534	5,501
Total interest expense	19,079	17,768	17,022	15,949	14,091
Net interest income	27,759	28,055	28,793	29,186	28,790
Provision for credit losses	585	289	687	673	750
Net interest income after provision for credit losses	27,174	27,766	28,106	28,513	28,040
Non-interest income
Trust and investment management fee income	4,193	3,670	3,401	3,522	3,805
Customer service fees	3,737	3,710	3,791	3,926	3,774
Gain on sales of securities, net	50	—	—	—	—
Mortgage banking income	558	257	515	415	378
Bank-owned life insurance income	583	561	533	515	503
Customer derivative income	168	—	151	43	83
Other income	344	388	459	394	437
Total non-interest income	9,633	8,586	8,850	8,815	8,980
Non-interest expense
Salaries and employee benefits	13,860	13,248	13,511	13,011	13,223
Occupancy and equipment	4,382	4,473	4,309	4,469	4,392
(Gain) loss on sales of premises and equipment, net	(248)	(15)	281	—	(86)
Outside services	462	338	515	376	424
Professional services	238	400	369	436	355
Communication	192	189	190	170	175
Marketing	521	567	485	326	476
Amortization of intangible assets	233	233	233	233	233
Acquisition, conversion and other expenses	—	20	263	—	—
Provision for unfunded commitments	—	(185)	—	45	45
Other expenses	4,378	4,420	4,211	3,950	4,155
Total non-interest expense	24,018	23,688	24,367	23,016	23,392
Income before income taxes	12,789	12,664	12,589	14,312	13,628
Income tax expense	2,532	2,569	2,644	3,208	2,837
Net income	$10,257	$10,095	$9,945	$11,104	$10,791

Earnings per share:
Basic	$0.67	$0.66	$0.66	$0.73	$0.71
Diluted	0.67	0.66	0.65	0.73	0.71

Weighted average shares outstanding:
Basic	15,227	15,198	15,164	15,155	15,139
Diluted	15,275	15,270	15,221	15,196	15,180

E

BAR HARBOR BANKSHARES

AVERAGE YIELDS AND COSTS (Fully Taxable Equivalent (Non-GAAP) - Annualized) - UNAUDITED

	Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2024	2024	2023	2023	2023
Earning assets
Interest-earning deposits with other banks	5.65%	5.88%	6.42%	5.02%	5.59%
Securities available for sale and FHLB stock	4.00	4.02	3.85	3.87	3.71
Loans:
Commercial real estate	5.61	5.47	5.46	5.34	5.21
Commercial and industrial	6.76	6.68	6.66	6.56	6.42
Residential real estate	4.13	4.09	3.94	3.84	3.76
Consumer	7.26	7.22	7.14	6.88	6.67
Total loans	5.41	5.31	5.24	5.11	4.99
Total earning assets	5.18%	5.10%	5.02%	4.90%	4.77%

Funding liabilities
Deposits:
Interest-bearing demand	1.39%	1.34%	1.33%	1.11%	0.94%
Savings	0.65	0.63	0.48	0.42	0.37
Money market	2.93	3.07	2.80	2.55	2.52
Time	4.33	4.18	3.93	3.65	2.82
Total interest-bearing deposits	2.35	2.26	2.05	1.81	1.45
Borrowings	4.57	4.35	4.64	4.59	4.73
Total interest-bearing liabilities	2.64%	2.48%	2.37%	2.19%	1.99%

Net interest spread	2.54	2.62	2.65	2.71	2.78
Net interest margin, fully taxable equivalent(1)	3.09	3.14	3.17	3.18	3.22

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in tables I-J for additional information.

F

BAR HARBOR BANKSHARES

AVERAGE BALANCES - UNAUDITED

	Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2024	2024	2023	2023	2023
Assets
Interest-earning deposits with other banks (1)	$27,407	$36,608	$36,794	$70,499	$21,440
Securities available for sale and FHLB stock (2)	607,868	604,658	608,793	620,851	636,088
Loans:
Commercial real estate	1,600,253	1,558,506	1,554,961	1,550,188	1,536,035
Commercial and industrial	468,052	464,762	457,642	439,915	434,384
Residential real estate	865,412	884,767	898,147	909,296	911,788
Consumer	97,371	96,163	95,193	96,362	97,518
Total loans (3)	3,031,088	3,004,198	3,005,943	2,995,761	2,979,725
Total earning assets	3,666,363	3,645,464	3,651,530	3,687,111	3,637,253
Cash and due from banks	30,809	29,900	34,741	36,713	32,067
Allowance for credit losses	(28,567)	(28,122)	(28,057)	(27,473)	(26,932)
Goodwill and other intangible assets	123,994	124,225	124,459	124,926	124,926
Other assets	167,150	166,538	157,159	162,801	163,388
Total assets	$3,959,749	$3,938,005	$3,939,832	$3,984,078	$3,930,702

Liabilities and shareholders' equity
Deposits:
Interest-bearing demand	$858,657	$899,349	$916,314	$915,072	$885,091
Savings	542,950	552,231	552,932	579,090	602,724
Money market	355,731	390,720	365,142	358,742	423,013
Time	775,932	738,683	670,628	645,285	468,188
Total interest-bearing deposits	2,533,270	2,580,983	2,505,016	2,498,189	2,379,016
Borrowings	378,121	298,918	347,459	391,976	466,402
Total interest-bearing liabilities	2,911,391	2,879,901	2,852,475	2,890,165	2,845,418
Non-interest bearing demand deposits	546,448	554,816	604,638	610,644	608,180
Other liabilities	65,712	67,327	64,092	72,409	64,346
Total liabilities	3,523,551	3,502,044	3,521,205	3,573,218	3,517,944
Total shareholders' equity	436,198	435,961	418,627	410,860	412,758
Total liabilities and shareholders' equity	$3,959,749	$3,938,005	$3,939,832	$3,984,078	$3,930,702

(1)	Total average interest-bearing deposits with other banks is net of Federal Reserve daily cash letter.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Total average loans include non-accruing loans and loans held for sale.

G

BAR HARBOR BANKSHARES

ASSET QUALITY ANALYSIS - UNAUDITED

	At or for the Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2024	2024	2023	2023	2023
NON-PERFORMING ASSETS
Non-accruing loans:
Commercial real estate	$551	$578	$610	$867	$909
Commercial and industrial	1,301	1,152	363	1,595	1,814
Residential real estate	3,511	4,169	3,742	3,673	3,415
Consumer	914	971	813	635	565
Total non-accruing loans	6,277	6,870	5,528	6,770	6,703
Other real estate owned	—	—	—	—	—
Total non-performing assets	$6,277	$6,870	$5,528	$6,770	$6,703

Total non-accruing loans/total loans	0.20%	0.23%	0.18%	0.23%	0.22%
Total non-performing assets/total assets	0.16	0.17	0.14	0.17	0.17

PROVISION AND ALLOWANCE FOR CREDIT LOSSES
Balance at beginning of period	$28,355	$28,142	$28,011	$27,362	$26,607
Charged-off loans	(106)	(113)	(632)	(74)	(199)
Recoveries on charged-off loans	21	37	76	50	204
Net loans (charged-off) recovered	(85)	(76)	(556)	(24)	5
Provision for credit losses	585	289	687	673	750
Balance at end of period	$28,855	$28,355	$28,142	$28,011	$27,362

Allowance for credit losses/total loans	0.94%	0.94%	0.94%	0.94%	0.91%
Allowance for credit losses/non-accruing loans	460	413	509	414	408

NET LOAN (CHARGE-OFFS) RECOVERIES
Commercial real estate	$—	$(3)	$—	$—	$(72)
Commercial and industrial	(2)	(64)	(479)	34	139
Residential real estate	3	5	3	13	3
Consumer	(86)	(14)	(80)	(71)	(65)
Total, net	$(85)	$(76)	$(556)	$(24)	$5

Net charge-offs (recoveries) (QTD annualized)/average loans	0.01%	0.01%	0.07%	—%	—%
Net charge-offs (recoveries) (YTD annualized)/average loans	0.01	0.01	0.02	0.01	—

DELINQUENT AND NON-ACCRUING LOANS/ TOTAL LOANS
30-89 Days delinquent	0.10%	0.14%	0.11%	0.13%	0.09%
90+ Days delinquent and still accruing	—	—	0.01	0.03	0.02
Total accruing delinquent loans	0.10	0.14	0.12	0.16	0.11
Non-accruing loans	0.20	0.23	0.18	0.23	0.22
Total delinquent and non-accruing loans	0.30%	0.37%	0.30%	0.39%	0.33%

H

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)		2024	2024	2023	2023	2023
Net income		$10,257	$10,095	$9,945	$11,104	$10,791
Non-core items:
Gain on sale of securities, net		(50)	—	—	—	—
(Gain) loss on sale of premises and equipment, net		(248)	(15)	281	—	(86)
Acquisition, conversion and other expenses		—	20	263	—	—
Income tax expense (1)		71	(1)	(131)	—	20
Total non-core items		(227)	4	413	—	(66)
Core earnings (2)	(A)	$10,030	$10,099	$10,358	$11,104	$10,725

Net interest income	(B)	$27,759	$28,055	$28,793	$29,186	$28,790
Non-interest income		9,633	8,586	8,850	8,815	8,980
Total revenue		37,392	36,641	37,643	38,001	37,770
Gain on sale of securities, net		(50)	—	—	—	—
Total core revenue (2)	(C)	$37,342	$36,641	$37,643	$38,001	$37,770

Total non-interest expense		24,018	23,688	24,367	23,016	23,392
Non-core expenses:
Gain (loss) on sale of premises and equipment, net		248	15	(281)	—	86
Acquisition, conversion and other expenses		—	(20)	(263)	—	—
Total non-core expenses		248	(5)	(544)	—	86
Core non-interest expense (2)	(D)	$24,266	$23,683	$23,823	$23,016	$23,478

Total revenue		37,392	36,641	37,643	38,001	37,770
Total non-interest expense		24,018	23,688	24,367	23,016	23,392
Pre-tax, pre-provision net revenue		$13,374	$12,953	$13,276	$14,985	$14,378

Core revenue(2)		37,342	36,641	37,643	38,001	37,770
Core non-interest expense(2)		24,266	23,683	23,823	23,016	23,478
Core pre-tax, pre-provision net revenue(2)	(U)	$13,076	$12,958	$13,820	$14,985	$14,292

(in millions)
Average earning assets	(E)	$3,666	$3,645	$3,652	$3,687	$3,637
Average assets	(F)	3,960	3,938	3,940	3,984	3,931
Average shareholders' equity	(G)	436	436	419	411	413
Average tangible shareholders' equity (2) (3)	(H)	312	312	294	286	288
Tangible shareholders' equity, period-end (2) (3)	(I)	315	312	308	280	286
Tangible assets, period-end (2) (3)	(J)	3,910	3,835	3,847	3,859	3,904

I

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)		2024	2024	2023	2023	2023
Common shares outstanding, period-end	(K)	15,232	15,212	15,172	15,156	15,144
Average diluted shares outstanding	(L)	15,275	15,270	15,221	15,196	15,180

Core earnings per share, diluted (2)	(A/L)	$0.66	$0.66	$0.68	$0.73	$0.71
Tangible book value per share, period-end (2)	(I/K)	20.68	20.48	20.28	18.45	18.88
Securities adjustment, net of tax (1) (4)	(M)	(52,313)	(49,633)	(47,649)	(66,530)	(55,307)
Tangible book value per share, excluding securities adjustment (2) (4)	(I+M)/K	24.12	23.75	23.42	22.84	22.53
Tangible shareholders' equity/total tangible assets (2)	(I/J)	8.06	8.13	8.00	7.25	7.32

Performance ratios (5)
GAAP return on assets		1.04%	1.03%	1.00%	1.11%	1.10%
Core return on assets (2)	(A/F)	1.02	1.03	1.04	1.11	1.09
Pre-tax, pre-provision return on assets		1.36	1.32	1.34	1.49	1.47
Core pre-tax, pre-provision return on assets (2)	(U/F)	1.33	1.32	1.39	1.49	1.46
GAAP return on equity		9.46	9.31	9.43	10.72	10.49
Core return on equity (2)	(A/G)	9.25	9.32	9.82	10.72	10.42
Return on tangible equity		13.44	13.25	13.65	15.65	15.28
Core return on tangible equity (1) (2)	(A+Q)/H	13.15	13.26	14.21	15.65	15.19
Efficiency ratio (2) (6)	(D-O-Q)/(C+N)	62.96	62.91	61.38	58.59	60.25
Net interest margin, fully taxable equivalent (2)	(B+P)/E	3.09	3.14	3.17	3.18	3.22

Supplementary data (in thousands)
Taxable equivalent adjustment for efficiency ratio	(N)	$528	$523	$561	$565	$539
Franchise taxes included in non-interest expense	(O)	191	70	141	186	163
Tax equivalent adjustment for net interest margin	(P)	389	388	395	405	382
Intangible amortization	(Q)	233	233	233	233	233

(1)	Assumes a marginal tax rate of 23.82% in the second quarter 2024, 24.01% in the first quarter 2024 and the fourth quarter 2023, and 23.80% in the first three quarters of 2023.
(2)	Non-GAAP financial measure.
(3)	Tangible shareholders' equity is computed by taking total shareholders' equity less the intangible assets at period-end. Tangible assets is computed by taking total assets less the intangible assets at period-end.
(4)	Securities adjustment, net of tax represents the total unrealized loss on available-for-sale securities recorded on the Company's consolidated balance sheets within total common shareholders' equity.
(5)	All performance ratios are based on average balance sheet amounts, where applicable.
(6)	Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.

J